Exhibit 10.10

Prepared by, and after recording return to: DAVID M. SHAW, ESQUIRE HAILE, SHAW & PFAFFENBERGER, PA 660 U.S. HIGHWAY ONE, THIRD FLOOR NORTH PALM BEACH, FLORIDA 33409

FIRST LIEN DEED OF TRUST, SECURITY AGREEMENT AND

FINANCING STATEMENT

WELLS CORE REIT – ROYAL RIDGE V, LLC, a Delaware limited liability company

Grantor,

having an office and mailing address at

c/o Wells Real Estate Funds

6200 The Corners Parkway

Norcross, Georgia 30092

to

Rebecca Conrad, Trustee

c/o Chicago Title Insurance Company

2001 Bryan Street

Dallas, Texas 75201

for the benefit of

JACKSON NATIONAL LIFE INSURANCE COMPANY,

a Michigan corporation,

Beneficiary,

having an office and mailing address of

c/o PPM Finance, Inc.

225 W. Wacker Drive, Suite 1200

Chicago, Illinois 60606

Loan Amount: $11,100,000.00

Premises: ROYAL RIDGE, DALLAS COUNTY, DALLAS, TEXAS

PPM Loan No. 10-03801

Exhibit 10.10

FIRST LIEN DEED OF TRUST, SECURITY AGREEMENT AND FINANCING STATEMENT

  THIS FIRST LIEN DEED OF TRUST, SECURITY AGREEMENT AND FINANCING STATEMENT (this “Security Instrument”) is executed on the date(s) set forth in the acknowledgment(s) below to be effective as of the 6th day of October, 2010, by WELLS CORE REIT – ROYAL RIDGE V, LLC, a Delaware limited liability company (“Grantor”), as Grantor, to Rebecca Conrad (“Trustee”), as Trustee, for the benefit of the hereinafter described Beneficiary.

TERMS: The following terms or provisions are used in this Security Instrument, and are incorporated by reference herein.

Grantor’s Mailing Address:	Wells Core REIT-Royal Ridge V, LLC
c/o Wells Real Estate Funds
6200 The Corners Parkway
Norcross, Georgia 30092

Grantor’s Organization Number:	100943962 4877161

Beneficiary’s Mailing Address:	225 W. Wacker Drive, Suite 1200
Chicago, Illinois 60606

Trustee’s Mailing Address:	Rebecca Conrad
c/o Chicago Title Insurance Company
2001 Bryan Street
Dallas, Texas 75201

Note (selected terms):

Date:	Of even date herewith

Original principal amount:	$11,100,000.00

Maker:	Grantor

Noteholder:	Beneficiary

Maturity Date:	November 1, 2012

1.        CONVEYANCE AND SECURED OBLIGATIONS.

  1.1        Conveyance. For purposes of securing payment and performance of the Secured Obligations defined and described in Section 1.2 of this Security Instrument, Grantor has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does GRANT, BARGAIN, SELL and CONVEY, unto Trustee, in trust, all of Grantor’s rights, title and interest in and to the Project (hereafter defined), subject, however, to the liens, easements, restrictions, security interests and other title matters (if any) as reflected on the loan policy of title insurance accepted by Beneficiary with respect to this Security Instrument (the “Permitted Exceptions”), all estate, right, title and interest which Grantor now has or may later acquire in and to the following property (all or any part of such property, or any interest in all or any part of it, as the context may require, the “Project”):

  (a)        the real property more particularly described in Exhibit A attached hereto, together with all existing and future easements and rights affording access to it (the “Land”);

  (b)        all buildings, structures and improvements now located or later to be constructed on the Land (the “Improvements”);

  (c)        all existing and future appurtenances, privileges, easements, franchises and tenements of the Land, including all minerals, oil, gas, other hydrocarbons and associated substances, sulfur, nitrogen, carbon dioxide, helium and other commercially valuable substances which may be in, under or produced from any part of the Land, all development rights and credits, air rights, water, water rights (whether riparian, appropriative or otherwise, and whether or not appurtenant) and water stock, and any land lying in the streets, roads or avenues, open or proposed, in front of or adjoining the Land and Improvements;

  (d)        all existing and future leases, subleases, subtenancies, licenses, occupancy agreements and concessions (“leases,” as defined in the Assignment of Rents described in Section 2 herein, executed and delivered to Beneficiary contemporaneously herewith) relating to the use and enjoyment of all or any part of the Land and Improvements, and any and all guaranties and other agreements relating to or made in connection with any of such leases;

  (e)        all goods, materials, supplies, chattels, furniture, fixtures, equipment and machinery now or later to be attached to, placed in or on, or used in connection with the use, enjoyment, occupancy or operation of all or any part of the Land and Improvements, whether stored on the Land or elsewhere, including all pumping plants, engines, pipes, ditches and flumes, and also all gas, electric, cooking, heating, cooling, air conditioning, lighting, refrigeration and plumbing fixtures and equipment, all of which shall be considered to the fullest extent of the law to be real property for purposes of this Security Instrument;

  (f)        all building materials, equipment, work in process or other personal property of any kind, whether stored on the Land or elsewhere, which have been or later will be acquired for the purpose of being delivered to, incorporated into or installed in or about the Land or Improvements;

  (g)        all of Grantor’s interest in and to the Loan funds, whether disbursed or not, the Escrow Accounts (as defined in Section 3.1 of the Loan Agreement) and any of Grantor’s funds now or later to be held by or on behalf of Beneficiary;

  (h)        all rights to the payment of money, accounts, accounts receivable, reserves, deferred payments, refunds, cost savings, payments and deposits, whether now or later to be received from third parties (including all earnest money sales deposits) or deposited by Grantor with third parties (including all utility deposits), contract rights, development and use rights, governmental permits and licenses, applications, architectural and engineering plans, specifications and drawings, as-built drawings, chattel paper, instruments, documents, promissory notes and drafts (whether tangible or electronic), and letters of credit (other than letters of credit in favor of Beneficiary), which arise from or relate to construction on the Land or to any business now or later to be conducted on it, or to the Land and Improvements generally;

  (i)        all proceeds, including all claims to and demands for them, of the voluntary or involuntary conversion of any of the Land, Improvements or the other property described above into cash or liquidated claims, including proceeds of all present and future fire, hazard or casualty insurance policies and all condemnation awards or payments now or later to be made by any public body or decree by any court of competent jurisdiction for any taking or in connection with any condemnation or eminent domain proceeding, and all causes of action and their proceeds for any damage or injury to the Land, Improvements or the other property described above or any part of them, or breach of warranty in connection with the construction of the Improvements, including causes of action arising in tort, contract, fraud or concealment of a material fact;

  (j)        all books and records pertaining to any and all of the property described above, including computer-readable memory and any computer hardware or software necessary to access and process such memory (“Books and Records”);

  (k)        (i) all agreements heretofore or hereafter entered into relating to the construction, ownership, operation, management, leasing or use of the Land or Improvements; (ii) any and all present and future amendments, modifications, supplements, and addenda to any of the items described in clause (i) above; (iii) any and all guarantees, warranties and other undertakings (including payment and performance bonds) heretofore or hereafter entered into or delivered with respect to any of the items described in clauses (i) through (ii) above; (iv) all trade names, trademarks, logos and other materials used to identify or advertise, or otherwise relating to the Land or Improvements; and (v) all building permits, governmental permits, licenses, variances, conditional or special use permits, and other authorizations (collectively, the “Permits”) now or hereafter issued in connection with the construction, development, ownership, operation, management, leasing or use of the Land or Improvements, to the fullest extent that the same or any interest therein may be legally assigned by Grantor; and

  (l)        all proceeds of, additions and accretions to, substitutions and replacements for, and changes in any of the property described above.

TO HAVE AND TO HOLD the Project unto Trustee, forever, and Grantor does hereby bind itself, its successors, and assigns to WARRANT AND FOREVER DEFEND the title to the Project unto Trustee against every person whomsoever lawfully claiming or to claim the same or any part thereof; provided, however, that if Grantor shall pay (or cause to be paid) the Secured Obligations as and when the same shall become due and payable and shall fully perform and discharge (or cause to be fully performed and discharged) the Secured Obligations on or before the date same are to be performed and discharged, then the liens, security interests, estates, and rights granted by the Loan Documents shall terminate, in accordance with the provisions hereof, otherwise same shall remain in full force and effect. A certificate or other written statement executed on behalf of Trustee or Beneficiary confirming that the Secured Obligations have not been fully paid, performed or discharged shall be sufficient evidence thereof for the purpose of reliance by third parties on such fact.

Capitalized terms used above and elsewhere in this Security Instrument without definition have the meanings given them in the Loan Agreement referred to in Section 1.2 below.

  1.2        Secured Obligations. This Security Instrument is made for the purpose of securing the following obligations (the “Secured Obligations”) in any order of priority that Beneficiary may choose:

  (a)        Payment of all obligations at any time owing under that certain promissory note (the “Note”) as set forth in the Terms section above, and bearing interest and being payable as set forth therein, and maturing on the Maturity Date, and all modifications, increases, refinancings, renewals, rearrangements, reinstatements, enlargements and extensions thereof (or of any promissory note or notes given in renewal, substitution or replacement thereof); and

  (b)        Payment and performance of all obligations of Grantor under a Loan Agreement of even date herewith by and between Grantor and Beneficiary (the “Loan Agreement”); and

  (c)        Payment and performance of all obligations of Grantor under this Security Instrument; and

  (d)        Payment and performance of any obligations of Grantor under any Loan Documents (as defined in the Loan Agreement) which are executed by Grantor; and

  (e)        Payment and performance of all future advances and other obligations that Grantor or any successor in ownership of all or part of the Project may agree to pay and/or perform (whether as principal, surety or guarantor) for the benefit of Beneficiary, when a writing evidences the parties’ agreement that the advance or obligation be secured by this Security Instrument; and

  (f)        Payment and performance of all modifications, amendments, extensions and renewals, however evidenced, of any of the Secured Obligations.

All persons who may have or acquire an interest in all or any part of the Project will be considered to have notice of, and will be bound by, the terms of the Secured Obligations and each other agreement or instrument made or entered into in connection with each of the Secured Obligations. These terms include any provisions in the Note or the Loan Agreement which provide that the interest rate on one or more of the Secured Obligations may vary from time to time.

2.        ASSIGNMENT OF RENTS. As an inducement to Beneficiary to make the loan evidenced by the Note and the Loan Agreement, Grantor has contemporaneously herewith executed and delivered to Beneficiary an Assignment of Rents with respect to the Project. The terms thereof are incorporated herein by reference, with the parties acknowledging that the assignment contained therein is a present and absolute assignment and not a collateral assignment of Grantor’s interest in the Rents described therein.

3.        GRANT OF SECURITY INTEREST.

  3.1        Security Agreement. The parties acknowledge that some of the Project and some or all of the Rents (as defined in the Assignment of Rents) may be determined under applicable law to be personal property or fixtures. To the extent that any Project or Rents may be personal property,

Grantor as debtor hereby grants Beneficiary as secured party a security interest in all of Grantor’s interest in such Project and Rents, to secure payment and performance of the Secured Obligations. This provision is not in derogation of the absolute assignment of the Rents contained in such Assignment of Rents and incorporated herein by reference in Section 2 above. This Security Instrument constitutes a security agreement under the Uniform Commercial Code in effect from time to time in the State of where the Grantor is formed (the “Code”), covering all such Project and Rents. Any term used or defined in the Code, and not defined in this Security Instrument, shall have the meaning given to the term in the Code, when used in this Security Instrument.

  3.2        Financing Statements. Grantor hereby authorizes Beneficiary to file such financing statements and such other documents as Beneficiary may from time to time reasonably require to perfect or continue the perfection of Beneficiary’s security interest in any Project or Rents. Grantor hereby authorizes Beneficiary at any time and from time to time to file any initial financing statements, amendments thereto and continuation statements with or without the signature of Grantor as authorized by applicable law, as applicable to the Project. Grantor shall pay all fees and costs that Beneficiary may incur in filing such documents in public offices and in obtaining such record searches as Beneficiary may reasonably require; and if Grantor fails to do so within ten (10) days after request therefor, Grantor hereby appoints Beneficiary as its true and lawful attorney-in-fact to execute any such documents on its behalf.

  3.3        Notice of Changes. Grantor shall not change Grantor’s name or business structure, including Grantor’s state of organization or registration, without in each instance the prior written consent of Beneficiary, which consent shall not be unreasonably withheld, delayed or conditioned. Beneficiary’s consent will, however, be conditioned upon, among other things, the delivery of additional financing statements, security agreements and other instruments which may be necessary to effectively evidence or perfect Beneficiary’s security interest in the Project as a result of such changes. Grantor’s principal place of business and its chief executive office as of the date hereof are located at the address set forth in the initial paragraph of this Security Instrument.

  3.4        Fixture Filing. This Security Instrument constitutes a financing statement filed as a fixture filing under Sections 9-334 and 9-502 of the Code, as amended, as recodified or as in effect from time to time, covering any of the Project which now is or later may become fixtures attached to the Land or the Improvements. The mailing addresses of Grantor, as debtor under the Code, and Beneficiary, as secured party under the Code, respectively, are as set forth in the Terms section above.

4.        REPRESENTATIONS, COVENANTS AND AGREEMENTS.

  4.1        Good Title. Grantor covenants that it is lawfully seized of the Project, that the Project is unencumbered except for the Permitted Exceptions (as defined in the Loan Agreement), and that it has good right, full power and lawful authority to convey and mortgage the same, and that it will warrant and forever defend the Project and the quiet and peaceful possession of the same against the lawful claims of all persons whomsoever.

  4.2        Insurance; Condemnation. In the event of any loss or damage to any portion of the Project due to fire or other casualty, or a taking of any portion of the Project by condemnation or under the power of eminent domain, the settlement of all insurance and condemnation claims and awards and the application of insurance and condemnation proceeds shall be governed by Section 5 of the Loan Agreement.

  4.3        Stamp Tax. If, by the laws of the United States of America, or of any state or political subdivision having jurisdiction over Grantor, any tax is due or becomes due in respect of the issuance of the Note, or recording of this Security Instrument, Grantor covenants and agrees to pay such tax in the manner required by any such law. Grantor further covenants to hold harmless and agrees to indemnify Beneficiary, its successors or assigns, against any liability incurred by reason of the imposition of any tax on the issuance of the Note, or recording of this Security Instrument.

  4.4        Changes in Taxation. In the event of the enactment after this date of any law of the State in which the Project is located or any political subdivision thereof deducting from the value of land for the purpose of taxation any lien thereon, or imposing upon Beneficiary the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Grantor, or changing in any way the laws relating to the taxation of mortgages or debts secured by mortgages or the Beneficiary’s interest in the Project, or the manner of collection of taxes, so as to affect this Security Instrument or the Secured Obligations, then Grantor, upon demand by Beneficiary, shall pay such taxes or assessments, or reimburse Beneficiary therefor; provided, however, that if in the opinion of counsel for Beneficiary (i) it might be unlawful to require Grantor to make such payment or (ii) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then Beneficiary may elect, by notice in writing given to Grantor, to declare all of the Secured Obligations to be and become due and payable sixty (60) days from the giving of such notice.

  4.5        Subrogation. Beneficiary shall be subrogated to the liens of all encumbrances, whether released of record or not, which are discharged in whole or in part by Beneficiary in accordance with this Security Instrument or with the proceeds of any loan secured by this Security Instrument.

  4.6        Notice of Change. Grantor shall give Beneficiary prior written notice of any change in: (a) the location of its place of business or its chief executive office if it has more than one place of business; (b) the location of any of the Project, including the Books and Records; and (c) Grantor’s name or business structure. Unless otherwise approved by Beneficiary in writing, the Project that consists of personal property (other than the Books and Records) will be located on the Land and all Books and Records will be located at Grantor’s place of business or chief executive office if Grantor has more than one place of business.

  4.7        Releases, Extensions, Modifications and Additional Security. From time to time, Beneficiary may perform any of the following acts without incurring any liability or giving notice to any person: (i) release any person liable for payment of any Secured Obligation; (ii) extend the time for payment of any Secured Obligation; (iii) accept additional real or personal property of any kind as security for any Secured Obligation, whether evidenced by deeds of trust, mortgages, security agreements or any other instruments of security; (iv) alter, substitute or release any property securing the Secured Obligations; (v) consent, if such consent is required or requested to be given by Grantor, to the making of any plat or map of the Project or any part of it; (vi) join, if such joinder is required or requested by Grantor to be given, in granting any easement or creating any restriction affecting the Project; or (vii) join in any subordination or other agreement affecting this Security Instrument or the lien of it.

  4.8        Letter of Credit Rights. If Grantor is at any time a beneficiary under a letter of credit relating to the properties, rights, titles and interests referred to in Section 1.1 of this Security Instrument now or hereafter issued in favor of Grantor, Grantor shall promptly notify Beneficiary thereof and, at the request and option of Beneficiary, Grantor shall, pursuant to an agreement in form and substance satisfactory to Beneficiary, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to Beneficiary of the proceeds of any drawing under the letter of credit, or (ii) arrange for Beneficiary to become the transferee beneficiary of the letter of credit, with Beneficiary agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be held by Beneficiary for purposes of securing payment and performance of the Secured Obligations (and with respect to any letter of credit given by tenant in conjunction with a lease, the letter of credit shall be released by Beneficiary upon the timely performance of all lease obligations by such tenant and the absence of any Event of Default under the Loan Documents, except as otherwise required by applicable law or pursuant to the terms of the subject lease), and upon the occurrence of an Event of Default, are to be applied as provided in Section 5.5 of this Security Instrument.

5.        DEFAULTS AND REMEDIES.

  5.1        Events of Default. An “Event of Default,” as defined in the Loan Agreement, shall constitute an Event of Default hereunder.

  5.2        Beneficiary’s Remedies Upon Default. Upon the occurrence of an Event of Default or any event or circumstance which, with the lapse of time, or the giving of notice, or both, would constitute an Event of Default, Beneficiary may, at Beneficiary’s option, and by or through Trustee, by Beneficiary itself or otherwise, do any one or more of the following:

  (a)        Right to Perform Grantor’s Covenants. If Grantor has failed to keep or perform any covenant whatsoever contained in this Security Instrument or the other Loan Documents, Beneficiary may, but shall not be obligated to any person to do so, perform or attempt to perform said covenant, and any payment made or expense incurred in the performance or attempted performance of any such covenant shall be and become a part of the Secured Obligations, and Grantor promises, upon demand, to pay to Beneficiary, at the place where the Note is payable, all sums so advanced or paid by Beneficiary, with interest from the date when paid or incurred by Beneficiary at the Default Rate. No such payment by Beneficiary shall constitute a waiver of any Event of Default. In addition to the liens and security interests hereof, Beneficiary shall be subrogated to all rights, titles, liens, and security interests securing the payment of any debt, claim, tax, or assessment for the payment of which Beneficiary may make an advance, or which Beneficiary may pay.

  (b)        Right of Entry. Beneficiary may, prior or subsequent to the institution of any foreclosure proceedings, subject to the rights of tenants under leases, enter upon the Project, or any part thereof, and take exclusive possession of the Project and of all books, records, and accounts relating thereto and to exercise without interference from Grantor any and all rights which Grantor has with respect to the management, possession, operation, protection, or preservation of the Project, including without limitation the right to rent the same for the account of Grantor and to deduct from such Rents all costs, expenses, and liabilities of every character incurred by the Beneficiary in collecting such Rents and in managing, operating, maintaining, protecting, or preserving the Project and to apply the remainder of such Rents on the Secured Obligations in such manner as Beneficiary may elect. All such costs, expenses, and liabilities incurred by the Beneficiary in collecting such Rents and in managing, operating, maintaining, protecting, or preserving the Project, if not paid out of Rents as hereinabove provided, shall constitute a demand obligation owing by Grantor and shall bear interest from the date of expenditure until paid at the Default Rate, all of which shall constitute a portion of the Secured Obligations. If necessary to obtain the possession provided for above, the Beneficiary may invoke any and all legal remedies to dispossess Grantor, including specifically one or more actions for forcible entry and detainer, trespass to try title, and restitution. In connection with any action taken by the Beneficiary pursuant to this subsection, the Beneficiary shall not be liable for any loss sustained by Grantor resulting from any failure to let the Project, or any part thereof, or from any other act or omission of the Beneficiary in managing the Project unless such loss is caused by the willful misconduct of the Beneficiary, nor shall the Beneficiary be obligated to perform or discharge any obligation, duty, or liability under any lease or under or by reason hereof or the exercise of rights or remedies hereunder. Grantor shall and does hereby agree to indemnify the Beneficiary for, and to hold the Beneficiary harmless from, any and all liability, loss, or damage, which may or might be incurred by the Beneficiary under any such lease or under or by reason hereof or the exercise of rights or remedies hereunder, and from any and all claims and demands whatsoever which may be asserted against the Beneficiary by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any such lease. Should the Beneficiary incur any such liability, the amount thereof, including without limitation costs, expenses, and reasonable attorneys’ fees, together with interest thereon from the date of expenditure until paid at the Default Rate, shall be secured hereby, and Grantor shall reimburse the Beneficiary therefor promptly upon demand. Nothing in this subsection shall impose any duty, obligation, or responsibility upon the Beneficiary for the control, care, management, leasing, or repair of the Project, nor for the carrying out of any of the terms and conditions of any such lease; nor shall it operate to make the Beneficiary responsible or liable for any waste committed on the Project by the tenants or by any other parties, or for any Hazardous Substance on or under the Project, or for any dangerous or defective condition of the Project or for any negligence in the management, leasing, upkeep, repair, or control of the Project resulting in loss or injury or death to any tenant, licensee, employee, or stranger. Grantor hereby assents to, ratifies, and confirms any and all actions of the Beneficiary with respect to the Project taken under this subsection. Notwithstanding anything in this Security Instrument to the contrary, the indemnity provided under this Section 5.2(b) will not apply to any liability, loss, cost, expense or damage (including reasonable attorney fees) to the extent that they result from the gross negligence, willful misconduct or bad faith of Beneficiary.

  In no event shall the terms and provisions of this Section 5.2(b) amend, modify, expand or supplement, and this Section 5.2(b) shall be subject to, the terms and provisions of Section 9.18 of the Loan Agreement.

  (c)        Right to Accelerate. Beneficiary may, without notice, demand, presentment, notice of nonpayment or nonperformance, protest, notice of protest, notice of intent to accelerate, notice of acceleration, or any other notice or any other action, all of which are hereby waived by Grantor and all other parties obligated in any manner whatsoever on the Secured Obligations, declare the entire unpaid balance of the Secured Obligations immediately due and payable, and upon such declaration, the entire unpaid balance of the Secured Obligations shall be immediately due and payable. The failure to exercise any remedy available to the Beneficiary shall not be deemed to be a waiver of any rights or remedies of the Beneficiary under the Loan Documents, at law or in equity.

  (d)        Foreclosure-Power of Sale. Beneficiary may request Trustee to proceed with foreclosure as set forth in below.

  (e)        Beneficiary’s Judicial Remedies. Beneficiary, or Trustee, upon written request of Beneficiary, may proceed by suit or suits, at law or in equity, to enforce the payment of the Secured Obligations and the performance and discharge of the Secured Obligations in accordance with the terms hereof, of the Note, and the other Loan Documents, to foreclose the liens and security interests of this Security Instrument as against all or any part of the Project, and to have all or any part of the Project sold under the judgment or decree of a court of competent jurisdiction. This remedy shall be cumulative of any other nonjudicial remedies available to the Beneficiary with respect to the Loan Documents. Proceeding with a request or receiving a judgment for legal relief shall not be or be deemed to be an election of remedies or bar any available nonjudicial remedy of the Beneficiary.

  (f)        Beneficiary’s Right to Appointment of Receiver. Beneficiary, as a matter of right and without regard to the sufficiency of the security for repayment of the Secured Obligations and performance and discharge of the Secured Obligations, without notice to Grantor and without any showing of insolvency, fraud, or mismanagement on the part of Grantor, and without the necessity of filing any judicial or other proceeding other than the proceeding for appointment of a receiver, shall be entitled to the appointment of a receiver or receivers of the Project or any part thereof, and of the Rents, and Grantor hereby irrevocably consents to the appointment of a receiver or receivers. Any receiver appointed pursuant to the provisions of this subsection shall have the usual powers and duties of receivers in such matters.

  (g)        Beneficiary’s Uniform Commercial Code Remedies. The Beneficiary may exercise its rights of enforcement with respect to fixtures and personalty under the Code, and in conjunction with, in addition to or in substitution for the rights and remedies under the Code:

  (i)        the Beneficiary may, without demand or notice to Grantor, enter upon the Project to take possession of, assemble, receive, and collect the personalty, or any part thereof, or to render it unusable; and

  (ii)       the Beneficiary may require Grantor to assemble the personalty and make it available at a place the Beneficiary designates which is mutually convenient to allow the Beneficiary to take possession or dispose of the personalty; and

  (iii)      written notice mailed to Grantor as provided herein at least ten (10) days prior to the date of public sale of the personalty or prior to the date after which private sale of the personalty will be made shall constitute reasonable notice; and

  (iv)      any sale made pursuant to the provisions of this subsection shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the sale of the other Project under power of sale as provided herein upon giving the same notice with respect to the sale of the personalty hereunder as is required for such sale of the other Project under power of sale, and such sale shall be deemed to be pursuant to a security agreement covering both real and personal property under Section 9.604 of the Code; and

  (v)        in the event of a foreclosure sale, whether made by the Trustee under the terms hereof, or under judgment of a court, the personalty and the other Project may, at the option of the Beneficiary, be sold as a whole; and

  (vi)       it shall not be necessary that the Beneficiary take possession of the personalty, or any part thereof, prior to the time that any sale pursuant to the provisions of this subsection is conducted, and it shall not be necessary that the personalty or any part thereof be present at the location of such sale; and

  (vii)      prior to application of proceeds of disposition of the personalty to the Secured Obligations, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like, and the reasonable attorneys’ fees and legal expenses incurred by the Beneficiary; and

  (viii)     after notification, if any, hereafter provided in this subsection, Beneficiary may sell, lease, or otherwise dispose of the personalty, or any part thereof, in one or more parcels at public or private sale or sales, at Beneficiary’s offices or elsewhere, for cash, on credit, or for future delivery. Upon the request of Beneficiary, Grantor shall assemble the personalty and make it available to Beneficiary at any place designated by Beneficiary that is reasonably convenient to Grantor and Beneficiary. Grantor agrees that Beneficiary shall not be obligated to give more than ten (10) days’ written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Grantor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys’ fees, legal expenses, and all other costs and expenses incurred by Beneficiary in connection with the collection of the Secured Obligations and the enforcement of Beneficiary’s rights under the Loan Documents. Beneficiary shall apply the proceeds of the sale of the personalty against the Secured Obligations in accordance with the provisions of Section 5.5 of this Security Instrument. Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the personalty are insufficient to pay the Secured Obligations in full. Grantor waives all rights of marshalling in respect of the personalty; and

  (ix)       any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder, the nonpayment of the Secured Obligations, the occurrence of any Event of Default, the Beneficiary having declared all or a portion of such Secured Obligations to be due and payable, the notice of time, place, and terms of sale and of the properties to be sold having been duly given, or any other act or thing having been duly done by the Beneficiary, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

  (x)        the Beneficiary may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by the Beneficiary, including the sending of notices and the conduct of the sale, but in the name and on behalf of the Beneficiary.

  (h)        Rights Relating to Rents. Beneficiary shall have and may exercise any and all other rights and remedies which Beneficiary may have under the foregoing Assignment of Rents with respect to the rights of Beneficiary thereunder.

  (i)        Other Rights. Beneficiary shall have and may exercise any and all other rights and remedies which Beneficiary may have at law or in equity, or by virtue of any Loan Document or under the Code, or otherwise.

  (j)        Beneficiary as Purchaser. Beneficiary may be the purchaser of the Project or any part thereof, at any sale thereof, whether such sale be under the power of sale herein vested in Trustee or upon any other foreclosure of the liens and security interests hereof, or otherwise, and Beneficiary shall, upon any such purchase, acquire good title to the Project so purchased, free of the liens and security interests hereof, unless the sale was made subject to an unmatured portion of the Secured Obligations. The Beneficiary, as purchaser, shall be treated in the same manner as any third party purchaser and the proceeds of the Beneficiary’s purchase shall be applied in accordance with Section 5.5 of this Security Instrument.

  5.3        Other Rights of Beneficiary. Should any part of the Project come into the possession of Beneficiary, whether before or after default, Beneficiary may (for itself or by or through other persons, firms, or entities) hold, lease, manage, use, or operate the Project for such time and upon such terms as Beneficiary may deem prudent under the circumstances (making such repairs, alterations, additions, and improvements thereto and taking such other action as Beneficiary may from time to time deem necessary or desirable) for the purpose of preserving the Project or its value, pursuant to the order of a court of appropriate jurisdiction or in accordance with any other rights held by Beneficiary in respect of the Project. Grantor covenants to promptly reimburse and pay to Beneficiary on demand, at the place where the Note is payable, the amount of all reasonable expenses (including without limitation the cost of any insurance, Impositions, or other charges) incurred by Beneficiary in connection with Beneficiary’s custody, preservation, use, or operation of the Project, together with interest thereon from the date incurred by Beneficiary at the Default Rate; and all such expenses, costs, taxes, interest, and other charges shall be and become a part of the Secured Obligations. It is agreed, however, that the risk of loss or damage to the Project is on Grantor, and Beneficiary shall have no liability whatsoever for decline in value of the Project, for failure to obtain or maintain insurance, or for failure to determine whether insurance in force is adequate as to amount or as to the risks insured. Possession by the Beneficiary shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Project or collateral not in Beneficiary’s possession.

  5.4        Possession After Foreclosure. If the liens or security interests hereof shall be foreclosed by power of sale granted herein, by judicial action, or otherwise, the purchaser at any such sale shall receive, as an incident to purchaser’s ownership, immediate possession of the property purchased, and if Grantor or Grantor’s successors shall hold possession of said property or any part thereof subsequent to foreclosure, Grantor and Grantor’s successors shall be considered as tenants at sufferance of the purchaser at foreclosure sale (without limitation of other rights or remedies, at a reasonable rental per day, due and payable daily, based upon the value of the portion of the Project so occupied and sold to such purchaser), and anyone occupying such portion of the Project, after demand is made for possession thereof, shall be guilty of forcible detainer and shall be subject to eviction and removal, forcible or otherwise, with or without process of law, and all damages by reason thereof are hereby expressly waived.

  5.5        Application of Proceeds. The proceeds from any sale, lease, or other disposition made pursuant to this Section 5 shall be applied by Trustee, or by Beneficiary, as the case may be, to the Secured Obligations in the following order and priority: (1) to the payment of all expenses of advertising, selling, and conveying the Project or part thereof, and/or prosecuting or otherwise collecting Rents, proceeds, premiums or other sums including reasonable attorneys’ fees and a reasonable fee or commission to Trustee, not to exceed five percent of the proceeds thereof or sums so received; (2) to that portion, if any, of the Secured Obligations with respect to which no person or entity has personal or entity liability for payment (the “Exculpated Portion”), and with respect to the Exculpated Portion as follows: first, to accrued but unpaid interest, second, to matured principal, and third, to unmatured principal in inverse order of maturity; (3) to the remainder of the Secured Obligations as follows: first, to the remaining accrued but unpaid interest, second, to the matured portion of principal of the Note, and third, to prepayment of the unmatured portion, if any, of principal of the Note applied to installments of principal in inverse order of maturity; (4) the balance, if any or to the extent applicable, remaining after the full performance and discharge of the Secured Obligations to the holder or Beneficiary of any inferior liens covering the Project, if any, in order of the priority of such inferior liens (Trustee and Beneficiary shall hereby be entitled to rely exclusively on a commitment for title insurance issued to determine such priority); and (5) the cash balance, if any, to the Grantor. The application of proceeds of sale or other proceeds as otherwise provided herein shall be deemed to be a payment of the Secured Obligations like any other payment. The balance of the Secured Obligations remaining unpaid, if any, shall remain fully due and owing in accordance with the terms of the Note or the other Loan Documents (subject, however, to the terms and provisions of Section 7.13 herein).

  5.6        Abandonment of Sale. In the event a foreclosure hereunder is commenced by Trustee in accordance with Subsection 5.2(d) hereof, at any time before the sale, Trustee may abandon the sale, and Beneficiary may then institute suit for the collection of the Secured Obligations and for the foreclosure of the liens and security interests hereof and of the Loan Documents. If Beneficiary should institute a suit for the collection of the Secured Obligations and for a foreclosure of the liens and security interests, Beneficiary may, at any time before the entry of a final judgment in said suit, dismiss the same and require Trustee to sell the Project or any part thereof in accordance with the provisions of this Security Instrument.

  5.7        Payment of Fees. If the Note or any other part of the Secured Obligations shall be collected or if any of the Secured Obligations shall be enforced by legal proceedings, whether through a probate or bankruptcy court or otherwise, or shall be placed in the hands of an attorney for collection after maturity, whether matured by the expiration of time or by an option given to the Beneficiary to mature same, or if Beneficiary becomes a party to any suit where this Security Instrument or the Project or any part thereof is involved, Grantor agrees to pay Beneficiary’s attorneys’ fees and expenses incurred, and such fees and expenses shall be and become a part of the Secured Obligations and shall bear interest from the date such costs are incurred at the Default Rate.

  5.8        Miscellaneous.

  (a)        In case Beneficiary shall have proceeded to invoke any right, remedy, or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon same for any reason, Beneficiary shall have the unqualified right so to do and, in such event, Grantor and Beneficiary shall be restored to their former positions with respect to the Secured Obligations, the Loan Documents, the Project or otherwise, and the rights, remedies, recourses and powers of Beneficiary shall continue as if same had never been invoked.

  (b)        In addition to the remedies set forth herein, upon the occurrence of an Event of Default, the Beneficiary and Trustee shall, in addition, have all other remedies available to them at law or in equity.

  (c)        All rights, remedies, and recourses of Beneficiary granted in the Note, this Security Instrument, the other Loan Documents, any other pledge of collateral, or otherwise available at law or equity: (i) shall be cumulative and concurrent; (ii) may be pursued separately, successively, or concurrently against Grantor, the Project, or any one or more of them, at the sole discretion of Beneficiary; (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Grantor that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse; (iv) shall be nonexclusive; (v) shall not be conditioned upon Beneficiary exercising or pursuing any remedy in relation to the Project prior to Beneficiary bringing suit to recover the Secured Obligations or suit on the Secured Obligations; and (vi) in the event Beneficiary elects to bring suit on the Secured Obligations and/or the Secured Obligations and obtains a judgment against Grantor prior to exercising any remedies in relation to the Project, all liens and security interests, including the lien of this Security Instrument, shall remain in full force and effect and may be exercised at Beneficiary’s option.

  (d)        Beneficiary may release, regardless of consideration, any part of the Project without, as to the remainder, in any way impairing, affecting, subordinating, or releasing the lien or security interests evidenced by this Security Instrument or the other Loan Documents or affecting the obligations of Grantor or any other party to pay the Secured Obligations or perform and discharge the Secured Obligations. For payment of the Secured Obligations, Beneficiary may resort to any of the collateral therefor in such order and manner as Beneficiary may elect. No collateral heretofore, herewith, or hereafter taken by Beneficiary shall in any manner impair or affect the collateral given pursuant to the Loan Documents, and all collateral shall be taken, considered, and held as cumulative.

  (e)        Grantor hereby irrevocably and unconditionally waives and releases: (i) all benefits that might accrue to Grantor by virtue of any present or future law exempting the Project from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption, or extension of time for payment; (ii) all notices of any Event of Default (other than notices expressly provided for under the Loan Documents); (iii) all notices of Trustee’s exercise of any right, remedy, or recourse provided for under the Loan Documents (other than notices required under applicable law); and (iv) any right to a marshalling of assets or a sale in inverse order of alienation.

  (f)        Grantor and Beneficiary mutually agree that there are no, nor shall there be any, implied covenants of good faith and fair dealing or other similar covenants or agreements in this

Security Instrument and the other Loan Documents. All agreed contractual duties are set forth in this Security Instrument, the Note, and the other Loan Documents.

  (g)        The remedies in Section 5.2(d) are available under and governed by the real property laws of Texas and are not governed by the personal property laws of Texas [Delaware], in accordance with the provisions of Section 9.604 of the Code, including, the power to dispose of personal property in a commercially reasonable manner under Section 9.627 of the Code or the application of proceeds under Section 9.615 of the Code. No action by Beneficiary taken pursuant to this subsection shall be deemed to be an acceptance of collateral in satisfaction of obligations under Section 9.620 of the Code. Any receipt of consideration received by Beneficiary pursuant to Section 5.2(d) shall be immediately credited against the Secured Obligations (in the inverse order of maturity) and the value of said consideration shall be treated like any other payment against the Secured Obligations.

  (h)        If the Project consists of more than one lot, parcel or item of property, Beneficiary may:

  (i)        designate the order in which the lots, parcels and/or items shall be sold or disposed of or offered for sale or disposition; and

  (ii)       elect to dispose of the lots, parcels and/or items through a single consolidated sale or disposition to be held or made under or in connection with judicial proceedings, or by virtue of a judgment and decree of foreclosure and sale, or pursuant to the power of sale contained herein; or through two or more such sales or dispositions; or in any other manner Beneficiary may deem to be in its best interests (any foreclosure sale or disposition as permitted by the terms hereof is sometimes referred to herein as a “Foreclosure Sale;” and any two or more such sales, “Foreclosure Sales”).

  If it chooses to have more than one Foreclosure Sale, Beneficiary at its option may cause the Foreclosure Sales to be held simultaneously or successively, on the same day, or on such different days and at such different times and in such order as it may deem to be in its best interests. No Foreclosure Sale shall terminate or affect the liens of this Security Instrument on any part of the Project which has not been sold, until all of the Secured Obligations have been paid in full.

6.        RELEASE OF LIEN. If Grantor shall fully pay and perform all of the Secured Obligations and comply with all of the other terms and provisions hereof and the other Loan Documents to be performed and complied with by Grantor, then Beneficiary shall promptly release this Security Instrument and the lien thereof by proper instrument upon payment, performance and discharge of all of the Secured Obligations and payment by Grantor of any filing fee in connection with such release.

7.        MISCELLANEOUS PROVISIONS.

  7.1        Additional Provisions. The Loan Documents fully state all of the terms and conditions of the parties’ agreement regarding the matters mentioned in or incidental to this Security Instrument. The Loan Documents also grant further rights to Beneficiary and contain further agreements and affirmative and negative covenants by Grantor which apply to this Security Instrument and the Project.

  7.2        Giving of Notice. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be given as provided in Section 9.3 of the Loan Agreement.

  7.3        Remedies Not Exclusive. No action for the enforcement of the lien or any provision hereof shall be subject to any defense which would not be good and available to the party interposing same in an action at law upon the Note. Beneficiary shall be entitled to enforce payment and performance of any of the Secured Obligations and to exercise all rights and powers under this Security Instrument or other agreement or any laws now or hereafter in force, notwithstanding some or all of the Secured Obligations may now or hereafter be otherwise secured, whether by Security Instrument, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Security Instrument nor its enforcement, whether by court action or other powers herein contained, shall prejudice or in any manner affect Beneficiary’s right to realize upon or enforce any other security now or hereafter held by Beneficiary, it being agreed that Beneficiary shall be entitled to enforce this Security Instrument and any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No waiver of any default of the Grantor hereunder shall be implied from any omission by the Beneficiary to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. No acceptance of any payment of any one or more delinquent installments which does not include interest at the penalty or Default Rate from the date of delinquency, together with any required late charge, shall constitute a waiver of the right of Beneficiary at any time thereafter to demand and collect payment of interest at such Default Rate or of late charges, if any.

  7.4        Waiver of Statutory Rights. To the extent permitted by law, Grantor hereby agrees that it shall not and will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called “Moratorium Laws,” now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Security Instrument, but hereby waives the benefit of such laws. Grantor for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Project marshaled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the Project sold as an entirety. Grantor hereby waives any and all rights of redemption from sale under the power of sale contained herein or any order or decree of foreclosure of this Security Instrument on its behalf and on behalf of each and every person, except decree or judgment creditors of Grantor, acquiring any interest in or title to the Project subsequent to the date of this Security Instrument.

  7.5        Estoppel Affidavits. Grantor, within five (5) business days after written request from Beneficiary, shall furnish a written statement, duly acknowledged, setting forth the unpaid principal of, and interest on, the Secured Obligations and stating whether or not any offset or defense exists against such Secured Obligations, and covering such other matters as Beneficiary may reasonably require.

  7.6        Merger. No merger shall occur as a result of Beneficiary’s acquiring any other estate in or any other lien on the Project unless Beneficiary consents to a merger in writing.

  7.7        Binding on Successors and Assigns. This Security Instrument and all provisions hereof shall be binding upon Grantor and all persons claiming under or through Grantor, and shall inure to the benefit of Beneficiary and its successors and assigns.

  7.8        Captions. The captions and headings of various paragraphs of this Security Instrument are for convenience only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

  7.9        Severability. If all or any portion of any provision of this Security Instrument shall be held to be invalid, illegal or unenforceable in any respect, then such invalidity, illegality or unenforceability shall not affect any other provision hereof or thereof, and such provision shall be limited and construed as if such invalid, illegal or unenforceable provision or portion thereof was not contained herein.

  7.10      Effect of Extensions of Time and Amendments. If the payment of the Secured Obligations or any part thereof be extended or varied or if any part of the security be released, all persons now or at any time hereafter liable therefor, or interested in the Project, shall be held to assent to such extension, variation or release, and their liability and the lien and all provisions hereof shall continue in full force, the right of recourse, if any, against all such persons being expressly reserved by Beneficiary, notwithstanding such extension, variation or release. Nothing in this Section 7.10 shall be construed as waiving any provision contained herein or in the Loan Documents which provides, among other things, that it shall constitute an Event of Default if the Project be sold, conveyed, or encumbered.

  7.11      Beneficiary’s Lien for Service Charge and Expenses. At all times, regardless of whether any proceeds of the loan secured hereby have been disbursed, this Security Instrument secures (in addition to the amounts secured hereby) the payment of any and all Loan commissions, service charges, liquidated damages, expenses and advances due to or incurred by Beneficiary in connection with the Loan; provided, however, that in no event shall the total amount secured hereby exceed two hundred percent (200%) of the face amount of the Note.

  7.12      Applicable Law. This Security Instrument shall be governed by and construed under the internal laws of the State in which the Project is located.

  7.13      Limitation of Liability. The provisions of Section 9.18 of the Loan Agreement are hereby incorporated by reference.

  7.14      Entire Agreement; Amendment. THIS SECURITY INSTRUMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN OR ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Security Instrument and the Loan Documents may be amended or waived only by an instrument in writing signed by the Grantor and Beneficiary.

  7.15      Instrument. This Security Instrument shall be deemed to be and shall be enforceable as a deed of trust, leasehold deed of trust, security agreement and financing statement.

  7.16      Due on Sale. As more fully set forth in the Loan Agreement, the assignment, sale, conveyance, pledge, transfer or encumbrance of the Project, or any interest therein, or the transfer of an interest in Grantor, except for the permitted transfers set forth in Section 6.3 of the Loan Agreement, without prior written consent of Beneficiary, shall constitute an Event of Default.

  7.17      Time is of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Grantor under this Security Instrument, the Note and the other Loan Documents.

  7.18      Recordation. Grantor forthwith upon the execution and delivery of this Security Instrument, and thereafter from time to time, will cause this Security Instrument, and any security instrument creating a lien or evidencing the lien hereof upon the Project, or any portion thereof, and each instrument of further assurance, to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the interest of Beneficiary in, the Project.

  Grantor will pay all filing, registration or recording fees and taxes, and all expenses incident to the preparation, execution and acknowledgment of this Security Instrument, any Security Instrument supplemental hereto, any security instrument with respect to the Project and any instrument of further assurance, and all federal, state, county and municipal stamp taxes, duties, impositions, assessments and charges arising out of or in connection with the execution and delivery of the Note, this Security Instrument, any Security Instrument supplemental hereto, any security instrument, any other Loan Documents or any instrument of further assurance.

  7.19      Modifications. This Security Instrument may not be changed or terminated except in writing signed by both parties. The provisions of this Security Instrument shall extend and be applicable to all renewals, amendments, extensions, consolidations, and modifications of the other Loan Documents, and any and all references herein to the Loan Documents shall be deemed to include any such renewals, amendments, extensions, consolidations or modifications thereof.

  7.20      Independence of Security. Grantor shall not by act or omission permit any building or other improvement on any premises not subject to the lien of this Security Instrument to rely on the Project or any part thereof or any interest therein to fulfill any municipal or governmental requirement, and Grantor hereby assigns to Beneficiary any and all rights to give consent for all or any portion of the Project to rely on any premises not subject to the lien of this Security Instrument or any interest therein to fulfill any municipal or governmental requirement. Grantor shall not by act or omission impair the integrity of the Project as a single zoning lot, and as one or more complete tax parcels, separate and apart from all other premises. Any act or omission by Grantor which would result in a violation of any of the provisions of this Section 7.21 shall be void.

  7.21      Joint and Several Liability. If Grantor consists of more than one person, each shall be jointly and severally liable for the faithful performance of all of Grantor’s obligations under this Security Instrument.

  7.22        WAIVER OF JURY TRIAL. GRANTOR AND BENEFICIARY EACH HEREBY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS AGREEMENT AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

8.        CONCERNING THE TRUSTEE.

  8.1        No Required Action. Trustee shall not be required to take any action toward the execution and enforcement of the trust hereby created or to institute, appear in, or defend any action, suit, or other proceeding in connection therewith where, in his opinion, such action would be likely to involve him in expense or liability, unless requested so to do by a written instrument signed by Beneficiary and, if Trustee so requests, unless Trustee is tendered security and indemnity satisfactory to Trustee against any and all cost, expense, and liability arising therefrom. Trustee shall not be responsible for the execution, acknowledgment, or validity of the Loan Documents, or for the proper authorization thereof, or for the sufficiency of the lien and security interest purported to be created hereby, and Trustee makes no representation in respect thereof or in respect of the rights, remedies, and recourses of Beneficiary.

  8.2        Certain Rights. With the approval of Beneficiary, Trustee shall have the right to take any and all of the following actions: (i) to select, employ, and advise with counsel (who may be, but need not be, counsel for Beneficiary) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his agents or attorneys, (iii) to select and employ, in and about the execution of his duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee’s gross negligence or bad faith, and (iv) any and all other lawful action as Beneficiary may instruct Trustee to take to protect or enforce Beneficiary’s rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Project for debts contracted for or liability or damages incurred in the management or operation of the Project. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by Trustee in the performance of Trustee’s duties hereunder and to reasonable compensation for such of Trustee’s services hereunder as shall be rendered. Grantor will, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and save Trustee harmless against, any and all liability and expenses which may be incurred by Trustee in the performance of Trustee’s duties.

  8.3        Retention of Money. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law) and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

  8.4        Successor Trustees. Trustee may resign by the giving of notice of such resignation in writing or verbally to Beneficiary. If Trustee shall die, resign, or become disqualified from acting in the execution of this trust, or if, for any reason, Beneficiary shall prefer to appoint a substitute trustee or multiple substitute trustees, or successive substitute trustees or successive multiple substitute trustees, to act instead of the aforenamed Trustee, Beneficiary shall have full power to appoint a substitute trustee (or, if preferred, multiple substitute trustees) in succession who shall succeed (and if multiple substitute trustees are appointed, each of such multiple substitute trustees shall succeed) to all the estates, rights, powers, and duties of the aforenamed Trustee. Such appointment may be executed by any authorized agent of Beneficiary, and if such Beneficiary be a corporation and such appointment be executed in its behalf by any officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation. Grantor hereby ratifies and confirms any and all acts which the aforenamed Trustee, or his successor or successors in this trust, shall do lawfully by virtue hereof. If multiple substitute Trustees are appointed, each of such multiple substitute Trustees shall be empowered and authorized to act alone without the necessity of the joinder of the other multiple substitute trustees, whenever any action or undertaking of such substitute trustees is requested or required under or pursuant to this Security Instrument or applicable law.

  8.5        Perfection of Appointment. Should any deed, conveyance, or instrument of any nature be required from Grantor by any Trustee or substitute Trustee to more fully and certainly vest in and confirm to the Trustee or substitute Trustee such estates, rights, powers, and duties, then, upon request by the Trustee or substitute Trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Grantor.

  8.6        Succession Instruments. Any substitute Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Beneficiary or of the substitute Trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute Trustee so appointed in the Trustee’s place.

  8.7        No Representation by Trustee or Beneficiary. By accepting or approving anything required to be observed, performed, or fulfilled or to be given to Trustee or Beneficiary pursuant to the Loan Documents, including without limitation, any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, neither Trustee nor Beneficiary shall be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness, or legal effect of the same, or of any term, provision, or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or affirmation with respect thereto by Trustee or Beneficiary.

  8.8        Single or Multiple Foreclosure Sales. If the Project consists of more than one lot, parcel or item of property, Beneficiary may:

  (a)        designate the order in which the lots, parcels and/or items shall be sold or disposed of or offered for sale or disposition; and

  (b)        elect to dispose of the lots, parcels and/or items through a single consolidated sale or disposition to be held or made under or in connection with judicial proceedings, or by virtue of a judgment and decree of foreclosure and sale, or pursuant to the power of sale contained herein; or through two or more such sales or dispositions; or in any other manner Beneficiary may deem to be in its best interests (any foreclosure sale or disposition as permitted by the terms hereof is sometimes referred to herein as a “Foreclosure Sale;” and any two or more such sales, “Foreclosure Sales”).

  If it chooses to have more than one Foreclosure Sale, Beneficiary at its option may cause the Foreclosure Sales to be held simultaneously or successively, on the same day, or on such different days and at such different times and in such order as it may deem to be in its best interests. No Foreclosure Sale shall terminate or affect the liens of this Security Instrument on any part of the Project which has not been sold, until all of the Secured Obligations have been paid in full.

9.        SPECIAL STATE PROVISIONS.

  9.1        Inconsistencies. In the event of any inconsistencies between the terms and conditions of this Section 9 and the other provisions of this Security Instrument, the terms and conditions of this Section 9 shall control and be binding.

  9.2        Foreclosure-Power of Sale. Beneficiary may request Trustee to proceed with foreclosure under the power of sale which is hereby conferred, such foreclosure to be accomplished in accordance with the following provisions:

      (i)        Public Sale. Trustee is hereby authorized and empowered, and it shall be Trustee’s special duty, upon such request of Beneficiary, to sell the Property, or any part thereof, at public auction to the highest bidder for cash, with or without having taken possession of same. Any such sale (including notice thereof) shall comply with the applicable requirements, at the time of the sale, of Section 51.002 of the Texas Property Code or, if and to the extent such statute is not then in force, with the applicable requirements, at the time of the sale, of the successor statute or statutes, if any, governing sales of Texas real property under powers of sale conferred by deeds of trust. If there is no statute in force at the time of the sale governing sales of Texas real property under powers of sale conferred by deeds of trust, such sale shall comply with applicable law, at the time of the sale, governing sales of Texas real property under powers of sale conferred by deeds of trust.

      (ii)        Right to Require Proof of Financial Ability and/or Cash Bid. At any time during the bidding, the Trustee may require a bidding party (A) to disclose its full name, state and city of residence, occupation, and specific business office location, and the name and address of the principal the bidding party is representing (if applicable), and (B) to demonstrate reasonable evidence of the bidding party’s financial ability (or, if applicable, the financial ability of the principal of such bidding party), as a condition to the bidding party submitting bids at the foreclosure sale. If any such bidding party (the “Questioned Bidder”) declines to comply with the Trustee’s requirement in this regard, or if such Questioned Bidder does respond but the Trustee, in Trustee’s sole and absolute discretion, deems the information or the evidence of the financial ability of the Questioned Bidder (or, if applicable, the principal of such bidding party) to be inadequate, then the Trustee may continue the bidding with reservation; and in such event (1) the Trustee shall be authorized to caution the Questioned Bidder concerning the legal obligations to be incurred in submitting bids, and (2) if the Questioned Bidder is not the highest bidder at the sale, or if having been the highest bidder the Questioned Bidder fails to deliver the cash purchase price payment promptly to the Trustee, all bids by the Questioned Bidder shall be null and void. The Trustee may, in Trustee’s sole and absolute discretion, determine that a credit bid may be in the best interest of the Grantor and Beneficiary, and elect to sell the Property for credit or for a combination of cash and credit; provided, however, that the Trustee shall have no obligation to accept any bid except an all cash bid. In the event the Trustee requires a cash bid and cash is not delivered within a reasonable time after conclusion of the bidding process, as specified by the Trustee, but in no event later than 3:45 p.m. local time on the day of sale, then said contingent sale shall be null and void, the bidding process may be recommenced, and any subsequent bids or sale shall be made as if no prior bids were made or accepted.

      (iii)      Sale Subject to Unmatured Secured Obligations. In addition to the rights and powers of sale granted under the preceding provisions of this subsection, if default is made in the payment of any installment of the Secured Obligations, Beneficiary may, at Beneficiary’s option, at once or at any time thereafter while any matured installment remains unpaid, without declaring the entire Secured Obligations to be due and payable, orally or in writing direct Trustee to enforce this trust and to sell the Property subject to such unmatured Secured Obligations and to the rights, powers, liens, security interests, and assignments securing or providing recourse for payment of such unmatured Secured Obligations, in the same manner, all as provided in the preceding provisions of this subsection. Sales made without maturing the entirety of the Secured Obligations may be made hereunder whenever there is a default in the payment of any installment of the Secured Obligations, without exhausting the power of sale granted hereby, and without affecting in any way the power of sale granted under this subsection, the unmatured balance of the Secured Obligations or the rights, powers, liens, security interests, and assignments securing or providing recourse for payment of the Secured Obligations.

      (iv)      Partial Foreclosure. Sale of a part of the Property shall not exhaust the power of sale, but sales may be made from time to time until the entirety of the Secured Obligations is paid and the Secured Obligations are performed and discharged in full. It is intended by each of the foregoing provisions of this subsection that Trustee may, after any request or direction by Beneficiary, sell not only the Land and the Improvements, but also the fixtures and personalty and other interests constituting a part of the Property or any part thereof, along with the Land and the Improvements or any part thereof, as a unit and as a part of a single sale, or may sell at any time or from time to time any part or parts of the Property separately from the remainder of the Property. It shall not be necessary to have present or to exhibit at any sale any specific portion of the Property.

      (v)        Trustee’s Deeds. After any sale under this subsection, Trustee shall make good and sufficient deeds, assignments, and other conveyances to the purchaser or purchasers thereunder in the name of Grantor, conveying the Property or any part thereof so sold to the purchaser or purchasers with general warranty of title by Grantor. It is agreed that in any deeds, assignments or other conveyances given by Trustee, any and all statements of fact or other recitals therein made as to the identity of Beneficiary, the occurrence or existence of any Event of Default, the notice of intention to accelerate, or acceleration of, the maturity of the Secured Obligations, the request to sell, notice of sale, time, place, terms and manner of sale, and receipt, distribution, and application of the money realized therefrom, the due and proper appointment of a substitute trustee, and without being limited by the foregoing, any other act or thing having been duly done by or on behalf of Beneficiary or by or on behalf of Trustee, shall be taken by all courts of law and equity as prima facie evidence that such statements or recitals state true, correct, and complete facts and are without further question to be so accepted, and Grantor does hereby ratify and confirm any and all acts that Trustee may lawfully do in the premises by virtue hereof.

      (vi)       Beneficiary’s Judicial Remedies. Beneficiary, or Trustee, upon written request of Beneficiary, may proceed by suit or suits, at law or in equity, to enforce the payment of the Secured Obligations and the performance and discharge of the Secured Obligations in accordance with the terms hereof, of the Note, and the other Loan Documents, to foreclose the liens and security interests of this Mortgage as against all or any part of the Property, and to have all or any part of the Property sold under the judgment or decree of a court of competent jurisdiction. This remedy shall be cumulative of any other nonjudicial remedies available to the Beneficiary with respect to the Loan Documents. Proceeding with a request or receiving a judgment for legal relief shall not be or be deemed to be an election of remedies or bar any available nonjudicial remedy of the Beneficiary.

  9.3        Abandonment of Sale. In the event a foreclosure hereunder is commenced by Trustee in accordance with this Mortgage, at any time before the sale, Trustee may abandon the sale, and Beneficiary may then institute suit for the collection of the Secured Obligations and for the foreclosure of the liens and security interests hereof and of the Loan Documents. If Beneficiary should institute a suit for the collection of the Secured Obligations and for a foreclosure of the liens and security interests, Beneficiary may, at any time before the entry of a final judgment in said suit, dismiss the same and require Trustee to sell the Property or any part thereof in accordance with the provisions of this Mortgage.

  9.4        Payment of Fees. If the Note or any other part of the Secured Obligations shall be collected or if any of the Secured Obligations shall be enforced by legal proceedings, whether through a probate or bankruptcy court or otherwise, or shall be placed in the hands of an attorney for collection after maturity, whether matured by the expiration of time or by an option given to the Beneficiary to mature same, or if Beneficiary becomes a party to any suit where this Mortgage or the Property or any part thereof is involved, Grantor agrees to pay Beneficiary’s attorneys’ fees and expenses incurred, and such fees and expenses shall be and become a part of the Secured Obligations and shall bear interest from the date such costs are incurred at the Default Rate.

  IN WITNESS WHEREOF, Grantor has executed this Security Instrument as of the date first written above.

NOTICE OF INDEMNIFICATION:      GRANTOR HEREBY ACKNOWLEDGES AND AGREES THAT THIS SECURITY INSTRUMENT CONTAINS CERTAIN INDEMNIFICATION PROVISIONS PURSUANT TO SECTIONS 4.3 AND 5.2(b) HEREOF.

GRANTOR:

WELLS CORE REIT – ROYAL RIDGE V, LLC, a Delaware limited liability company

By:	Wells Core Office Income Operating Partnership, L.P.
a Delaware limited partnership, its sole member

	By:	Wells Core Office Income REIT, Inc.
a Maryland corporation, its general partner

By: /s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President

STATE OF Georgia	)
	)	ss.:
COUNTY OF Gwinnett	)

Before me, L.A. Hunt                             , a notary public in and for the State of Georgia, on this day personally appeared Douglas P. Williams                    , the Executive VP                    , of Wells Core Office Income REIT, Inc., the general partner of Wells Core Office Income Operating Partnership, L.P., the sole member of Wells Core REIT – Royal Ridge V, LLC, known to me (or proved to me through his/her driver’s license) to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he/she executed the same in the capacity therein stated and for the purposes and consideration therein expressed.

Given under my hand and seal of office this 6th day of October, 2010.

/s/ L A Hunt
Printed Name: L A Hunt
My Commission expires: 6/10/14

EXHIBIT A

LEGAL DESCRIPTION

Tract 1:

Lot 3 of Royal Ridge Carr, Phase 2, Second Revision, an addition to the City of Irving, Dallas County, Texas, according to the plat thereof recorded under Clerk’s File No. 20060009070 Map Records, Dallas County, Texas.

Tract 2:

Easement Estate, as created in that Reciprocal Access Easement Agreement dated October 5, 2004, filed for record on October 25, 2004, executed by Carr Texas OP, L.P., recorded in Volume 2004207, page 4214, Deed Records, Dallas County, Texas.

TO BE CONFIRMED BY TITLE COMMITMENT AND SURVEY